UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2008

METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-25141	76-0579161
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9600 Bellaire Boulevard, Suite 252	77036
Houston, Texas	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

“b”           On October 24, 2008, Edward A. Monto notified MetroCorp Bancshares, Inc. (the "Company") of his decision to resign, effective immediately, as a Class II director of the Company, as a member of the Company’s Audit Committee, Governance and Nominating Committee, Compensation Committee and as a director of MetroBank, N. A. Mr. Monto resigned for personal reasons.  As a result of Mr. Monto’s departure, the board of directors has appointed qualified independent directors to fill the vacancy on each of the committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROCORP BANCSHARES, INC.
                                                                                              (Registrant)

Dated: October 28, 2008                                                              By: /s/ George M. Lee_____
        George M. Lee
        Executive Vice Chairman
        President and CEO